Exhibit 32.1



Certification of the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2005 of Stein Mart, Inc. (the "Form 10-Q"), I, Michael D. Fisher, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   June 8, 2005                       /s/ Michael D. Fisher
                                           -------------------------------------
                                           Michael D. Fisher
                                           President and Chief Executive Officer

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